Exhibit 99.2

Getty Images Announces Settlement of Exchange Offer and Consent Solicitation and Closing of $628,400,000 10.500% Senior Secured Notes Offering

NEW YORK, Oct. 21, 2025 (GLOBE NEWSWIRE) -- Getty Images Holdings, Inc. (NYSE: GETY) (“Getty Images”) announced today the settlement of the previously announced offer by Getty Images, Inc. (the “Issuer”), an indirect wholly owned subsidiary of Getty Images, to exchange (the “Exchange Offer”) any and all of the Issuer’s issued and outstanding unsecured 9.750% Senior Notes due 2027 (the “Old Notes”) for newly issued unsecured 14.000% Senior Notes due 2028 (the “New Notes”) of the Issuer, and the related solicitation of consents (the “Consent Solicitation”) to certain proposed amendments to the terms of the indenture governing the Old Notes (the “Proposed Amendments”).

On October 21, 2025 (the “Settlement Date”), $294,686,000 aggregate principal amount of Old Notes validly tendered (and not validly withdrawn) and were accepted for exchange by the Issuer, and the exchange of such principal amount of Old Notes for $294,686,000 aggregate principal amount of New Notes, issued to the exchanging holders (the “Holders”) , was settled. Following the consummation of the Exchange Offer, $5,314,000 aggregate principal amount of Old Notes remain outstanding. The New Notes were issued pursuant to an indenture, as supplemented by the first supplemental indenture thereto, each dated the date hereof and each by and among the Issuer, the guarantors party thereto and Wilmington Trust, National Association as trustee.

In connection with the Issuer’s acceptance of tendered Old Notes on the Settlement Date, the Issuer confirmed it had received the consents of at least a majority of the outstanding principal amount of Old Notes (the “Requisite Consents”), and in connection therewith, on the Settlement Date, the Issuer entered into a supplemental indenture effecting the Proposed Amendments to the indenture governing the Old Notes (the “Third Supplemental Indenture”), dated the date hereof, by and among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee. The Third Supplemental Indenture became effective upon execution and is operative as of the date hereof, following (i) payment by the Issuer of the Total Consideration to the Holders and (ii) notification to Wilmington Trust, National Association that such payment was made.

Getty Images also announced the closing of the previously announced private offering of $628,400,000 aggregate principal amount of 10.500% Senior Secured Notes due 2030 (the “Senior Secured Notes”) offered to certain initial purchasers by the Issuer. The Senior Secured Notes are senior secured obligations of the Issuer and are jointly and severally guaranteed on a senior secured first lien basis by the same guarantors that provide guarantees for the Issuer’s outstanding 11.250% Senior Secured Notes due 2030 and its secured credit facility. The Issuer (i) issued such aggregate principal amount of Senior Secured Notes pursuant to an indenture, dated as of October 21, 2025 (the “Senior Secured Notes Indenture”), by and among the Issuer, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent, and (ii) entered into an escrow agreement, dated as of October 21, 2025 (the “Escrow Agreement”), by and among the Issuer and U.S. Bank National Association, as escrow agent (in such capacity, the “Escrow Agent”), and U.S. Bank Trust Company, National Association, as trustee.

Pursuant to the terms of the Escrow Agreement, the Issuer has caused to be deposited an amount equal to the gross proceeds of the offering of the Senior Secured Notes in an escrow account, secured by a first-priority security interest in the escrow account and all funds deposited therein in favor of the Escrow Agent. Upon release from escrow, Getty Images and the Issuer intend to use such escrowed proceeds furnished by the offering of Senior Secured Notes to pay approximately $350,000,000 of fees, expenses and cash consideration to holders of Shutterstock common stock payable in connection with the Merger (as defined below) and to use the remaining proceeds to refinance certain indebtedness of Shutterstock and pay fees and expenses in connection with this offering.

The offering of the Senior Secured Notes was made in connection with Getty Images’ previously announced proposed merger of equals (the “Merger”) with Shutterstock, Inc. (“Shutterstock”), creating a premier visual company, pursuant to that certain Agreement and Plan of Merger, dated as of January 6, 2025 (the “Merger Agreement”) by and among, inter alios, Getty Images and Shutterstock. In the event that (i) the Merger Agreement is terminated or not consummated on or prior to October 6, 2026, or (ii) the Issuer informs the Escrow Agent that in the reasonable judgment of the Issuer, the Merger will not be consummated on or prior to October 6, 2026, the Senior Secured Notes will be redeemed in accordance with a special mandatory redemption at a redemption price equal to 100% of the issue price of the Senior Secured Notes plus accrued and unpaid interest, if any, from the date of issuance or the most recent date to which interest has been paid or provided for, to, but not including, the date of such redemption.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to sell, nor a solicitation of an offer to purchase, the New Notes or Senior Secured Notes or any other securities, nor an offer to purchase, nor a solicitation of an offer to sell, the Old Notes or any other securities. The Exchange Offer and Consent Solicitation were only made pursuant to the Exchange Offering Memorandum (as defined below) and the offering of Senior Secured Notes was only made pursuant to the Secured Notes Offering Memorandum (as defined below). Neither the Exchange Offer nor the offer and sale of Senior Secured Notes were made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

The complete terms and conditions of the Exchange Offer and related Consent Solicitation were set forth in a confidential offering memorandum and consent solicitation statement, dated as of September 18, 2025, (the “Exchange Offering Memorandum”). The complete terms and conditions of the offering of Senior Secured Notes were set forth in a confidential offering memorandum, dated as of October 6, 2025 (the “Secured Notes Offering Memorandum”).

No Registration

The New Notes and Senior Secured Notes have not and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws and, unless so registered, the New Notes and Senior Secured Notes may not be offered, sold, pledged or otherwise transferred, except pursuant to an exemption from the registration requirements of the Securities Act. Accordingly, the New Notes and Senior Secured Notes have been offered and issued only (i) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) to non-“U.S. persons” who are outside the United States (as defined in Regulation S under the Securities Act).

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity, the application of the proceeds from the offering of the Senior Secured Notes, the compliance with the terms and conditions of the Escrow Agreement, the consummation of the Merger and compliance with the terms and conditions of the Merger Agreement. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Getty Images and the Issuer and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Getty Images and the Issuer.

These forward-looking statements are subject to a number of risks and uncertainties, including the risks and uncertainties associated with the Exchange Offer and Consent Solicitation and offering and sale of the Senior Secured Notes and other risks and uncertainties identified in “Item 1A. Risk Factors” of Getty Images’ most recently filed Annual Report on Form 10-K (the “2024 Form 10-K”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this press release are more fully described under the heading “Item 1A. Risk Factors” in the 2024 Form 10-K and in our other filings with the SEC. The risks described under the heading “Item 1A Risk Factors” in the 2024 Form 10-K and other filings with the SEC are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Getty Images or the Issuer assess the impact of all such risk factors on their business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward looking statements attributable to Getty Images or the Issuer or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Getty Images and the Issuer undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, the statements of belief and similar statements reflect the beliefs and opinions of Getty Images and the Issuer on the relevant subject. These statements are based upon information available to Getty Images and the Issuer, as applicable, as of the date of this press release, and while they believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that Getty Images and the Issuer have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

About Getty Images

Getty Images (NYSE: GETY) is a preeminent global visual content creator and marketplace that offers a full range of content solutions to meet the needs of any customer around the globe, no matter their size. Through its Getty Images, iStock and Unsplash brands, websites and APIs, Getty Images serves customers in almost every country in the world and is the first place people turn to discover, purchase and share powerful visual content from the world’s best photographers and videographers. Getty Images works with almost 600,000 content creators and more than 355 content partners to deliver this powerful and comprehensive content. Each year Getty Images covers more than 160,000 news, sport and entertainment events providing depth and breadth of coverage that is unmatched. Getty Images maintains one of the largest and best privately-owned photographic archives in the world with millions of images dating back to the beginning of photography.

Through its best-in-class creative library and Custom Content solutions, Getty Images helps customers elevate their creativity and entire end-to-end creative process to find the right visual for any need. With the adoption and distribution of generative AI technologies and tools trained on permissioned content that include indemnification and perpetual, worldwide usage rights, Getty Images and iStock customers can use text to image generation to ideate and create commercially safe compelling visuals, further expanding Getty Images capabilities to deliver exactly what customers are looking for.

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Investor Contact Getty Images:

Steven Kanner
Investorrelations@gettyimages.com

Media Contact Getty Images:

Julia Holmes

Julia.Holmes@gettyimages.com

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